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EXHIBIT 32.1

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, by Chief Executive Officer

        In connection with the Annual Report on Form 10-K of OvaScience, Inc. (the "Company") for the period ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Michelle Dipp, M.D., Ph.D., as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

          (1)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 27, 2014
	By:	/s/ MICHELLE DIPP Michelle Dipp, M.D., Ph.D. President and Chief Executive Officer (Principal executive officer)

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  EXHIBIT 32.1
Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, by Chief Executive Officer